6-1162-JDR-398
                                                   (CONFIDENTIALITY REQUESTED)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-21 AS
INDICATED BY "(XXX)"

Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 6-1162-JDR-398 to
                  Purchase Agreement No. 1947 --
                  Customer Support Matters


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Training Entitlement Flexibility.

         In the event Buyer chooses to forego all or part of the Maintenance or Flight Training entitlements contemplated in Part A and Part C of Exhibit C of the Agreement, Buyer will have the right to select alternative Boeing
Maintenance or Flight Training services up to the value of the unused entitlements. The selection of such alternative Boeing services will be subject to availability and mutually agreed scheduling. Selection of such alternative Boeing services will be mutually agreed upon prior to or during the planning conferences contemplated in paragraph 2 of Part A and paragraph 2 of Part C of Exhibit C of the Agreement, unless otherwise agreed.

2.       Full Flight Simulator Data.

         Boeing agrees to provide Buyer a credit memorandum in the amount of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX], specified in 1995 dollars subject to escalation, which may only be applied by Buyer against Buyer's purchase from Boeing of a Model 737 full flight simulator data package. The price for such data package will be Boeing's then-current price at the time Buyer issues a purchase order for the data package and the purchase will be subject to Boeing's then-current terms and conditions for the purchase of such data packages.



P.A. No. 1947                                                               SA-1
K/WPA

Western Pacific Airlines, Inc.
6-1162-JDR-398   Page 2


3.       Confidentiality.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1947-1.

Very truly yours,

THE BOEING COMPANY



By
   -------------------------------
Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.



By
  --------------------------------
Its


P.A. No. 1947                                                               SA-1
K/WPA



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